Exhibit 10.1
Confidential Treatment Requested
Amendment No. 4
to the
Amended and Restated Airbus A320 Family Aircraft Purchase Agreement
dated as of October 2, 2007
between
AIRBUS S.A.S.
and
US AIRWAYS, INC.
This Amendment No. 4 to the Amended and Restated Airbus A320 Family Aircraft Purchase Agreement between Airbus S.A.S. and US Airways, Inc. (the “Amendment”) is entered into as of August 11, 2009, by and between Airbus S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and US Airways, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 111 West Rio Salado Parkway, Tempe, Arizona 85281, U.S.A.(the “Buyer”);
WITNESSETH:
WHEREAS, the Buyer and the Seller have entered into an Amended and Restated Airbus A320 Family Purchase Agreement, dated as of October 2, 2007, which agreements, as previously amended by and supplemented with all Exhibits Appendices Letter Agreements and amendments, including Amendment No. 1 dated as of January 11, 2008 Amendment No. 2 dated as of October 20, 2008 and Amendment No. 3 dated as of January 16, 2009 (the “Agreement”) relates to the sale by the Seller and the purchase by the Buyer of certain Airbus single-aisle aircraft;
WHEREAS the Buyer and the Seller agree and acknowledge the cancellation of the fifteen (15) A318 Aircraft which were cancelled as of February 1, 2009; and
WHEREAS, the Buyer wishes to exercise its conversion rights with respect to one (1) New A319 Aircraft scheduled for delivery *****.
NOW, THEREFORE, IT IS AGREED AS FOLLOWS:
1. DEFINITIONS
Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested
2. CANCELLATION
The Buyer and the Seller hereby confirm that the fifteen (15) A318 Aircraft are cancelled pursuant to the terms of Letter Agreement No. 3 to the Agreement.
3. CONVERSION
Pursuant to the terms of Letter Agreement No. 3 to the Agreement, the Buyer hereby irrevocably exercises its right to convert one (1) New A319 Aircraft to one (1) Converted New A320 Aircraft as follows:
3.1	One (1) New A319 Aircraft with ***** is converted to one (1) Converted New A320 Aircraft with *****.
3.2	Exhibit B to Amendment No. 1 to the Agreement is deleted in its entirety and replaced with Exhibit B attached to this Amendment summarizing conversions as of the date hereof.
4. DELIVERY SCHEDULE
The delivery schedule table set forth in Clause 9.1.1 of the Agreement is deleted in its entirety and replaced with the delivery schedule table below between the QUOTE and the UNQUOTE:
QUOTE

Rank	*****	Aircraft	*****	*****	Year
1	*****	Original A321 Aircraft	*****	*****	2008
2	*****	Original A321 Aircraft	*****	*****	2008
3	*****	Original A321 Aircraft	*****	*****	2008
4	*****	Original A321 Aircraft	*****	*****	2008
5	*****	Original A321 Aircraft	*****	*****	2008
6	*****	Original A321 Aircraft	*****	*****	2009
7	*****	Original A321 Aircraft	*****	*****	2009
8	*****	Original A321 Aircraft	*****	*****	2009
9	*****	Original A321 Aircraft	*****	*****	2009
10	*****	Original A321 Aircraft	*****	*****	2009
11	*****	Original A321 Aircraft	*****	*****	2009
12	*****	Original A321 Aircraft	*****	*****	2009
13	*****	Original A321 Aircraft	*****	*****	2009
14	*****	Converted Original A321 Aircraft	*****	*****	2009
15	*****	Original A321 Aircraft	*****	*****	2009
16	*****	Converted Original A321 Aircraft	*****	*****	2009
17	*****	Converted Original A321 Aircraft	*****	*****	2009
18	*****	Converted Original A321 Aircraft	*****	*****	2009
19	*****	Original A321 Aircraft	*****	*****	2009
20	*****	Converted Original A321 Aircraft	*****	*****	2009
21	*****	Converted Original A320 Aircraft	*****	*****	2009
22	*****	Converted Original A321 Aircraft	*****	*****	2009

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Rank	*****	Aircraft	*****	*****	Year
23	*****	Converted Original A321 Aircraft	*****	*****	2009
24	*****	Converted Original A320 Aircraft	*****	*****	2009
25	*****	Converted Original A321 Aircraft	*****	*****	2009
26	*****	Converted Original A320 Aircraft	*****	*****	2010
27	*****	Converted Original A320 Aircraft	*****	*****	2010
28	*****	Converted New A320 Aircraft	*****	*****	2010
29	*****	Converted Original A320 Aircraft	*****	*****	2010
30	*****	New A320 Aircraft	*****	*****	2010
31	*****	Converted Original A320 Aircraft	*****	*****	2010
32	*****	New A321 Aircraft	*****	*****	2010
33	*****	Converted Original A320 Aircraft	*****	*****	2010
34	*****	Converted Original A320 Aircraft	*****	*****	2010
35	*****	Converted Original A321 Aircraft	*****	*****	2010
36	*****	Converted Original A321 Aircraft	*****	*****	2010
37	*****	Converted New A321 Aircraft	*****	*****	2010
38	*****	Converted Original A320 Aircraft	*****	*****	2010
39	*****	New A321 Aircraft	*****	*****	2010
40	*****	Converted Original A320 Aircraft	*****	*****	2010
41	*****	Converted Original A320 Aircraft	*****	*****	2010
42	*****	Converted Original A320 Aircraft	*****	*****	2010
43	*****	Converted New A321 Aircraft	*****	*****	2010
44	*****	Converted New A320 Aircraft	*****	*****	2011
45	*****	New A320 Aircraft	*****	*****	2011
46	*****	New A320 Aircraft	*****	*****	2011
47	*****	New A320 Aircraft	*****	*****	2011
48	*****	New A321 Aircraft	*****	*****	2011
49	*****	New A319 Aircraft	*****	*****	2011
50	*****	New A320 Aircraft	*****	*****	2011
51	*****	New A319 Aircraft	*****	*****	2011
52	*****	New A320 Aircraft	*****	*****	2011
53	*****	New A320 Aircraft	*****	*****	2011
54	*****	New A320 Aircraft	*****	*****	2011
55	*****	New A321 Aircraft	*****	*****	2011
56	*****	New A319 Aircraft	*****	*****	2011
57	*****	New A320 Aircraft	*****	*****	2011
58	*****	New A320 Aircraft	*****	*****	2011
59	*****	New A320 Aircraft	*****	*****	2011
60	*****	New A320 Aircraft	*****	*****	2011
61	*****	New A321 Aircraft	*****	*****	2011
62	*****	New A319 Aircraft	*****	*****	2011
63	*****	New A320 Aircraft	*****	*****	2011
64	*****	New A321 Aircraft	*****	*****	2011
65	*****	New A319 Aircraft	*****	*****	2011

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Rank	*****	Aircraft	*****	*****	Year
66	*****	New A320 Aircraft	*****	*****	2011
67	*****	New A320 Aircraft	*****	*****	2011
68	*****	New A319 Aircraft	*****	*****	2011
69	*****	New A320 Aircraft	*****	*****	2011
70	*****	New A321 Aircraft	*****	*****	2011
71	*****	New A320 Aircraft	*****	*****	2011
72	*****	New A320 Aircraft	*****	*****	2011
73	*****	New A321 Aircraft	*****	*****	2011
74	*****	New A320 Aircraft	*****	*****	2012
75	*****	New A320 Aircraft	*****	*****	2012
76	*****	New A319 Aircraft	*****	*****	2012
77	*****	New A320 Aircraft	*****	*****	2012
78	*****	New A320 Aircraft	*****	*****	2012
79	*****	New A320 Aircraft	*****	*****	2012
80	*****	New A320 Aircraft	*****	*****	2012
81	*****	New A320 Aircraft	*****	*****	2012
82	*****	New A320 Aircraft	*****	*****	2012
83	*****	New A320 Aircraft	*****	*****	2012
84	*****	New A320 Aircraft	*****	*****	2012
85	*****	New A321 Aircraft	*****	*****	2012
86	*****	New A320 Aircraft	*****	*****	2012
87	*****	New A320 Aircraft	*****	*****	2012
88	*****	New A320 Aircraft	*****	*****	2012
89	*****	New A320 Aircraft	*****	*****	2012
90	*****	New A320 Aircraft	*****	*****	2012
91	*****	New A319 Aircraft	*****	*****	2012
92	*****	New A320 Aircraft	*****	*****	2012
93	*****	New A321 Aircraft	*****	*****	2012
94	*****	New A320 Aircraft	*****	*****	2012
95	*****	New A320 Aircraft	*****	*****	2012
96	*****	New A320 Aircraft	*****	*****	2012
97	*****	New A320 Aircraft	*****	*****	2012
UNQUOTE
5. The table set forth in Paragraph 4.2 of Letter Agreement No. 7 to the Agreement is deleted in its entirety and replaced with the table set forth below:

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

	*****	Aircraft	*****	Year
1	*****	Original A321 Aircraft	*****	2009
2	*****	Original A321 Aircraft	*****	2009
3	*****	Original A321 Aircraft	*****	2009
4	*****	Original A321 Aircraft	*****	2009
5	*****	Original A321 Aircraft	*****	2009
6	*****	Converted Original A321 Aircraft	*****	2009
7	*****	Converted Original A321 Aircraft	*****	2009
8	*****	Converted Original A320 Aircraft	*****	2010
9	*****	Converted Original A320 Aircraft	*****	2010
10	*****	Converted Original A320 Aircraft	*****	2010
11	*****	Converted Original A320 Aircraft	*****	2010
12	*****	Converted Original A320 Aircraft	*****	2010
13	*****	Converted Original A320 Aircraft	*****	2010
14	*****	Converted Original A321 Aircraft	*****	2010
15	*****	Converted Original A321 Aircraft	*****	2010
16	*****	Converted Original A320 Aircraft	*****	2010
17	*****	Converted Original A320 Aircraft	*****	2010
18	*****	Converted Original A320 Aircraft	*****	2010
19	*****	Converted Original A320 Aircraft	*****	2010
6. EFFECT OF AMENDMENT
6.1
The provisions of this Amendment constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

6.2
Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

7. CONFIDENTIALITY
This Amendment is subject to the confidentiality provisions set forth in Clause 22.7 of the Agreement.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested
8. COUNTERPARTS
This Amendment may be signed in separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested
IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

US AIRWAYS, INC.			AIRBUS S.A.S.

By:	/s/ Thomas T. Weir		By:	/s/ Christophe Mourey

	Its:	Vice President and Treasurer		Its:	Senior Vice President Contracts

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit B
Conversion Schedule
*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.
PRIVILEGED AND CONFIDENTIAL